                                                                    Exhibit 99.1



CONSOLIDATED STATEMENTS OF INCOME
----------------------------------------------------------------------------------------
(Amounts in thousands, Except Share and Per Share Data)(Unaudited)        Three Months
                                                                             Ended
                                                                          December 31
                                                                     -------------------
                                                                       2000       1999
                                                                     -------------------
INTEREST      Interest and fees on loans                              $18,370    $15,361
INCOME        Interest on securities available for sale                 3,099      3,292
              Interest on investment securities                         1,153      1,061
              Interest on federal funds sold and deposits                 260         58
----------------------------------------------------------------------------------------
                            TOTAL INTEREST INCOME                      22,882     19,772
----------------------------------------------------------------------------------------
Interest      Interest on deposits                                      8,518      7,045
EXPENSE       Interest on borrowings                                    2,562      1,104
----------------------------------------------------------------------------------------
                            TOTAL INTEREST EXPENSE                     11,080      8,149
----------------------------------------------------------------------------------------
                            NET INTEREST INCOME                        11,802     11,623
              Provision for loan losses                                 1,264      1,553
----------------------------------------------------------------------------------------
                            NET INTEREST INCOME AFTER PROVISION FOR
                            LOAN LOSSES                                10,538     10,070
----------------------------------------------------------------------------------------
Non-Interest  Fiduciary income                                            490        428
INCOME        Service charges on deposit accounts                       1,259        913
              Other service charges, commissions and fees                 711        240
              Other operating income                                      937      2,870
              Gain on sale of securities                                    1         --
----------------------------------------------------------------------------------------
                            TOTAL NON-INTEREST INCOME                   3,398      4,451
----------------------------------------------------------------------------------------
Non-Interest  Salaries and employee benefits                            4,095      3,971
EXPENSE       Occupancy expense of bank premises                          597        576
              Furniture and equipment expense                             322        397
              Goodwill amortization and core deposit amortization         568        524
              Other operating expense                                   2,040      1,905
----------------------------------------------------------------------------------------
                            TOTAL NON-INTEREST EXPENSE                  7,622      7,373
----------------------------------------------------------------------------------------
              Income before income taxes                                6,314      7,148
              Income tax expense                                        1,543      2,302
----------------------------------------------------------------------------------------
                            NET INCOME                                  4,771      4,846
========================================================================================
              BASIC EARNINGS PER COMMON SHARE                         $  0.53    $  0.55
========================================================================================

              For the period:
                   Return on average equity                             16.31%     18.42%
                   Return on average assets                              1.59%      1.82%
                   Cash dividends per share                           $  0.27    $  0.25
              At period end:
                   Book value per share                               $ 13.35    $ 11.86
                   Market value (average bid and ask)                 $ 17.38    $ 18.50
----------------------------------------------------------------------------------------

CONSOLIDATED BALANCE SHEETS
---------------------------------------------------------------------------------------------------------------------------------
(Amounts in thousands, Except Share Data)(Unaudited)
                                                                                                DECEMBER 31,         DECEMBER 31,
                                                                                                    2000                 1999
                                                                                                ------------         ------------
Assets             Cash and due from banks                                                       $   50,243           $   37,797
                   Securities available for sale (amortized cost of $210,126
                       December 31, 2000; $221,226, December 31, 1999)                              207,562              212,105
                   Investment securities held to maturity (market value of $78,029,
                       December 31, 2000; $78,917, December 31, 1999)                                75,736               78,768
                   Loans held for investment, net of unearned income                                822,826              704,096
                       Less reserve for loan losses                                                  12,303               11,900
---------------------------------------------------------------------------------------------------------------------------------
                   Net loans                                                                        810,523              692,196
                   Premises and equipment                                                            18,786               18,630
                   Other real estate owned                                                            2,406                1,950
                   Interest receivable                                                                9,261                8,090
                   Other assets                                                                      19,299               15,178
                   Intangible assets                                                                 24,201               23,448
---------------------------------------------------------------------------------------------------------------------------------
                               TOTAL ASSETS                                                      $1,218,017           $1,088,162
=================================================================================================================================
Liabilities        Deposits:
                       Demand                                                                    $  128,584           $  115,288
                       Interest-bearing demand                                                      137,763              133,073
                       Savings                                                                      131,039              138,107
                       Time                                                                         502,517              446,790
---------------------------------------------------------------------------------------------------------------------------------
                          Total Deposits                                                            899,903              833,258
                   Interest, taxes and other liabilities                                             13,238               13,436
                   Federal funds purchased                                                               --               86,700
                   Securities sold under agreements to repurchase                                    46,179               41,062
                   FHLB and other indebtedness                                                      138,015               10,218
---------------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES                                                  1,097,335              984,674
---------------------------------------------------------------------------------------------------------------------------------
Stockholders'      Common stock, $1 par value; 15,000,000 and 10,000,000 shares
EQUITY                authorized in 2000 and 1999, respectively; 9,052,113 issued in
                      2000, and 8,991,586 in 1999; 9,040,370 and 8,726,836 shares
                      outstanding  in 2000 and 1999, respectively                                     9,052                8,992
                   Additional paid-in capital                                                        35,273               34,264
                   Retained earnings                                                                 78,097               69,372
                   Unallocated common stock held by ESOP, at cost                                        --                 (722)
                   Treasury stock, at cost                                                             (202)              (2,945)
                   Accumulated other comprehensive loss                                              (1,538)              (5,473)
---------------------------------------------------------------------------------------------------------------------------------
                               TOTAL STOCKHOLDERS' EQUITY                                           120,682              103,488
=================================================================================================================================
                               TOTAL LIABILITIES AND
                               STOCKHOLDERS' EQUITY                                              $1,218,017           $1,088,162
=================================================================================================================================

CONSOLIDATED AVERAGE BALANCE SHEETS
-----------------------------------------------------------------------------------------------------------------------------------
(Amounts in thousands, Except Share Data)(Unaudited)                       AS OF/ FOR QUARTER ENDED        AS OF/FOR THE YEAR ENDED
                                                                                 DECEMBER 31,                    DECEMBER 31,
                                                                                     2000                            2000
                                                                           --------------------------------------------------------
Assets             Cash and due from banks                                        $   45,943                      $   35,839
                   Securities available for sale                                     217,197                         208,250
                   Investment securities held to maturity                             65,477                          74,680
                   Loans held for investment, net of unearned income                 799,298                         748,073
                       Less reserve for loan losses                                   12,800                          12,195
-----------------------------------------------------------------------------------------------------------------------------------
                   Net loans                                                         786,498                         735,878
                   Premises and equipment                                             18,628                          18,399
                   Other real estate owned                                             2,570                           2,443
                   Interest receivable                                                 8,507                           8,070
                   Other assets                                                       23,436                          21,190
                   Intangible assets                                                  23,757                          22,930
-----------------------------------------------------------------------------------------------------------------------------------
                               TOTAL ASSETS                                       $1,192,013                      $1,127,679
===================================================================================================================================
Liabilities        Deposits:
                       Demand                                                     $  121,326                      $  117,165
                       Interest-bearing demand                                       134,873                         131,432
                       Savings                                                       131,412                         135,417
                       Time                                                          488,731                         461,813
-----------------------------------------------------------------------------------------------------------------------------------
                          Total Deposits                                             876,342                         845,827
                   Interest, taxes and other liabilities                              15,305                          13,788
                   Federal funds purchased                                               448                          15,648
                   Securities sold under agreements to repurchase                     46,368                          42,190
                   FHLB and other indebtedness                                       137,209                         101,559
-----------------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES                                   1,075,672                       1,019,012
-----------------------------------------------------------------------------------------------------------------------------------
Stockholders'      Common stock                                                        9,032                           9,002
EQUITY             Additional paid-in capital                                         34,900                          34,367
                   Retained earnings                                                  77,771                          74,442
                   Unallocated common stock held by ESOP, at cost                         --                            (116)
                   Treasury stock, at cost                                            (1,876)                         (3,703)
                   Accumulated other comprehensive loss                               (3,486)                         (5,325)
-----------------------------------------------------------------------------------------------------------------------------------
                               TOTAL STOCKHOLDERS' EQUITY                            116,341                         108,667
-----------------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES AND
                               STOCKHOLDERS' EQUITY                               $1,192,013                      $1,127,679
===================================================================================================================================

                          QUARTERLY PERFORMANCE SUMMARY
                        FIRST COMMUNITY BANCSHARES, INC.

                                                                                      AS OF/ FOR THE QUARTER ENDED
                                                                     12/31/00       9/30/00     6/30/00       3/31/00      12/31/99
                                                                   -----------------------------------------------------------------
INTEREST      Interest and fees on loans                           $   18,370    $   17,369  $   16,679    $   15,995    $   15,361
INCOME        Interest on securities available for sale                 3,099         3,229       3,243         3,260         3,292
              Interest on investment securities                         1,153         1,024       1,049         1,061         1,061
              Interest on federal funds sold and deposits                 260            10          98            59            58
                                                                   -----------------------------------------------------------------
                            TOTAL INTEREST INCOME                      22,882        21,632      21,069        20,375        19,772
                                                                   -----------------------------------------------------------------
Interest      Interest on deposits                                      8,518         7,697       7,342         7,161         7,045
EXPENSE       Interest on borrowings                                    2,562         2,335       2,020         1,744         1,104
                                                                   -----------------------------------------------------------------
                            TOTAL INTEREST EXPENSE                     11,080        10,032       9,362         8,905         8,149
                                                                   -----------------------------------------------------------------
                            NET INTEREST INCOME                        11,802        11,600      11,707        11,470        11,623
              Provision for loan losses                                 1,264           842       1,218           662         1,553
                                                                   -----------------------------------------------------------------
                            NET INTEREST INCOME AFTER PROVISION
                            FOR LOAN LOSSES                            10,538        10,758      10,489        10,808        10,070
                                                                   -----------------------------------------------------------------
Non-Int       Fiduciary income                                            490           382         432           500           428
INCOME        Service charges on deposit accounts                       1,259           952         984           812           913
              Other service charges, commissions and fees                 711           680         681           647           240
              Other operating income                                      937         1,040       1,179           805         2,870
              Gain on Sale of Securities                                    1
                                                                   -----------------------------------------------------------------
                            TOTAL NON-INTEREST INCOME                   3,398         3,054       3,276         2,764         4,451
                                                                   -----------------------------------------------------------------
Non-Int       Salaries and employee benefits                            4,095         3,901       4,003         4,047         3,971
EXPENSE       Occupancy expense of bank premises                          597           635         610           640           576
              Furniture and equipment expense                             322           398         500           478           397
              Goodwill amortization                                       568           534         526           526           524
              Other operating expense                                   2,040         2,223       1,840         2,485         1,905
                                                                   -----------------------------------------------------------------
                            TOTAL NON-INTEREST EXPENSE                  7,622         7,691       7,479         8,176         7,373
                                                                   -----------------------------------------------------------------
              Income before income taxes                                6,314         6,121       6,286         5,396         7,148
              Income tax expense                                        1,543         1,836       1,957         1,718         2,302
                                                                   -----------------------------------------------------------------
                            NET INCOME                                  4,771         4,285       4,329         3,678         4,846
                                                                   =================================================================

              PER SHARE DATA EXCLUDING NONRECURRING ITEMS:

              Basic earnings per common share                      $     0.53    $     0.50  $     0.50    $     0.42    $     0.55
              Diluted earnings per common share                    $     0.53    $     0.50  $     0.50    $     0.42    $     0.55
              Cash dividends per share                             $     0.27    $     0.23  $     0.23    $     0.22    $     0.25
              Book Value per share                                 $    13.35    $    12.69  $    12.25    $    12.02    $    11.86
              Market Value per share (Average Bid and Ask)         $    17.38    $    16.00  $    15.44    $    18.63    $    18.50

              RATIOS EXCLUDING NONRECURRING ITEMS:

              Return on average assets                                   1.59%         1.52%       1.57%         1.36%         1.82%
              Return on average equity                                  16.31%        15.71%      16.52%        14.18%        18.42%
              Net yield on earning assets                                4.63%         4.84%       4.99%         4.99%         5.16%
              Equity as a percent of total assets at end of period       9.91%         9.67%       9.52%         9.37%         9.51%
              Average earning assets as a percentage of
                   average total assets                                 91.03%        90.97%      90.84%        90.91%        90.75%
              Average loans as a percentage of average deposits         91.21%        90.26%      87.72%        85.44%        80.17%

              End of Period:
              Total Assets                                          1,218,017     1,132,627   1,114,953     1,115,550     1,088,162
              Total Equity                                            120,682       109,572     106,152       104,578       103,488

              QTD:
              Average Loans                                           799,298       752,866     735,071       712,599       673,277
              Average Earning Assets                                1,085,136     1,021,780   1,010,043       991,432       957,955
              Average Total Assets                                  1,192,013     1,123,176   1,111,865     1,090,528     1,055,608
              Average Deposits                                        876,342       834,109     837,950       834,059       839,773

QUARTERLY PERFORMANCE SUMMARY
FIRST COMMUNITY BANCSHARES, INC.

                                                       12/31/00       9/30/00       6/30/00       3/31/00     12/31/99
Cash and due from banks                              $   50,243    $   30,510      $ 32,679    $   46,720   $   37,797
Interest bearing balances
Federal funds sold
Securities available for sale                           207,562       204,208       202,754       205,155      212,105
Investment securities held to maturity                   75,736        76,312        77,208        78,616       78,768
Loans held for investment, net of unearned income       822,826       762,983       741,581       724,347      704,096
    Less reserve for loan losses                         12,303        11,872        11,828        11,851       11,900
                                                    -------------------------------------------------------------------
Net loans                                               810,523       751,111       729,753       712,496      692,196
Premises and equipment                                   18,786        18,033        18,215        18,494       18,630
Other real estate owned                                   2,406         2,780         2,463         2,422        1,950
Interest receivable                                       9,261         7,848         8,249         7,450        8,090
Other assets                                             19,299        19,926        21,236        21,275       15,178
Intangible assets                                        24,201        21,899        22,396        22,922       23,448
                                                    -------------------------------------------------------------------
            TOTAL ASSETS                             $1,218,017    $1,132,627    $1,114,953    $1,115,550   $1,088,162
                                                    ===================================================================
Deposits:
    Demand                                           $  128,584    $  115,308    $  119,221    $  115,598   $  115,288
    Interest-bearing demand                             137,763       127,421       126,380       134,050      133,073
    Savings                                             131,039       132,011       137,054       139,478      138,107
    Time                                                502,517       463,559       449,971       455,292      446,790
                                                    -------------------------------------------------------------------
       Total Deposits                                   899,903       838,299       832,626       844,418      833,258
Interest, taxes and other liabilities                    13,238        13,308        11,698        13,102       13,436
Federal funds purchased                                      --        16,000        10,050                     86,700
Securities sold under agreements to repurchase           46,179        43,338        41,492        39,610       41,062
FHLB and other indebtedness                             138,015       112,110       112,935       113,842       10,218
                                                    -------------------------------------------------------------------
            TOTAL LIABILITIES                         1,097,335     1,023,055     1,008,801     1,010,972      984,674
                                                    -------------------------------------------------------------------

Common stock, $1 par value                                9,052         8,992         8,992         8,992        8,992
Additional paid-in capital                               35,273        34,168        34,168        34,168       34,264
Retained earnings                                        78,097        75,768        73,468        71,130       69,372
Unallocated common stock held by ESOP, at cost                                                                    (722)
Treasury stock, at cost                                    (202)       (5,229)       (4,714)       (3,996)      (2,945)
Accumulated other comprehensive loss                     (1,538)       (4,127)       (5,762)       (5,716)      (5,473)
                                                    -------------------------------------------------------------------
            TOTAL STOCKHOLDERS' EQUITY                  120,682       109,572       106,152       104,578      103,488
                                                    ===================================================================
            TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY                     $1,218,017    $1,132,627    $1,114,953    $1,115,550   $1,088,162
                                                    ===================================================================

FIRST COMMUNITY BANCSHARES, INC.                                           2000 SELECTED FINANCIAL INFORMATION
                                                                                 AS OF/ FOR THE QUARTER ENDED
                                                             DECEMBER 31    SEPTEMBER 30     JUNE 30     MARCH 31   DECEMBER 31
                                                            --------------------------------------------------------------------
                                                                                (Dollars in thousands)
ASSET QUALITY ANALYSIS:
Allowance for Loan and Lease Losses:
Beginning balance                                               $11,872        $11,828       $11,851    $ 11,900      $11,091
Provision                                                         1,264            842         1,218         662        1,553
   Acquisiton balance                                             1,051
   Charge-offs                                                   (2,102)        (1,033)       (1,491)       (910)        (860)
   Recoveries                                                       218            235           250         199          116
                                                            --------------------------------------------------------------------
  Net charge-offs                                                (1,884)          (798)       (1,241)       (711)        (744)
      Ending balance                                            $12,303        $11,872       $11,828    $ 11,851      $11,900
                                                            ====================================================================
NONPERFORMING ASSETS:
Nonaccrual loans & leases                                       $ 5,397        $ 5,939       $ 5,359    $  7,455      $ 7,889
Foreclosed real estate                                            2,406          2,780         2,463       2,422        1,950
Loans 90 days or more past due & still accruing                   1,208          1,182         1,323       1,090        1,259
                                                            --------------------------------------------------------------------
Nonperforming assets                                            $ 9,011        $ 9,901       $ 9,145    $ 10,967      $11,098
                                                            ====================================================================

Loans 90 days or more past due & still accruing
  as a percentage of total loans and leases                        0.15%          0.15%         0.18%       0.15%        0.18%

Restructured loans                                              $437.00        $448.00       $448.00     $449.00      $505.00
                                                            ====================================================================

ASSET QUALITY RATIOS:
Nonaccrual loans and leases as a
  percentage of total loans and leases                             0.66%          0.78%         0.72%       1.03%        1.12%
Nonperforming assets as a percentage of:
  Total assets                                                     0.74%          0.87%         0.82%       0.98%        1.02%
  Loans & leases plus foreclosed property                          1.09%          1.29%         1.23%       1.51%        1.57%
Net charge-offs as a percentage of average loans & leases          0.24%          0.11%         0.17%       0.10%        0.11%
Allowance for loan & lease losses as a percentage of loans
  and leases                                                       1.50%          1.56%         1.59%       1.64%        1.69%
Ratio of allowance for loans and lease losses to:
  Nonaccrual loans & leases                                        2.28           2.00          2.21        1.59         1.51